Transamerica IDEX Mutual Funds

Supplement dated June 21, 2004 to Prospectus dated March 1, 2004

The following information supplements and amends the Prospectus as indicated.

On page 6 of the Shareholder Information part of the Prospectus, the following sentence is added at the end of the section entitled “Class C Shares - Level Load”:

Investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated on or after June 21, 2004 will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. This CDSC waiver may be terminated at any time.

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Investors should retain this Supplement for future reference.